CONSOLIDATED STATEMENT OF INVESTMENTS  March 31, 2020 Unaudited

Investments	Interest Rate	Maturity Date	Par/ Principal Amount	Fair Value

Corporate Loans (122.2%)[1]
First Lien Debt (58.3%)
Air Freight & Logistics (1.3%)
Trump Card LLC
Term Loan, Tranche A2,3,4,5	LIBOR4 + 550, 6.950%	4/21/2022	$ 1,386,114	$1,320,558
Revolver[2,5]	LIBOR4 + 550, 6.500%	4/21/2022	47,654	45,400
Revolver[2]	LIBOR4 + 550, 6.704%	4/21/2022	47,653	45,400
				1,411,358

Building and Development (1.3%)
ACProducts, Inc., Term Loan, Tranche B3,4,5	LIBOR4 + 650, 8.192%	8/18/2025	1,500,000	1,368,750

Containers & Packaging (1.5%)
Anchor Hocking LLC, Term Loan[2,5]	LIBOR4 + 825, 10.513%	1/25/2024	1,665,000	1,577,679
Tank Holding Corporation
Revolver[2,5,6]	0.500%	3/26/2024	463	429
Revolver[2,5]	LIBOR12 + 400, 4.863%	3/26/2024	2,778	2,572
Revolver[2,5]	LIBOR12 + 400, 4.611%	3/26/2024	1,481	1,372
Revolver[2,5]	PRIME4 + 300, 6.250%	3/26/2024	5,463	5,059
Revolver[2,5]	LIBOR12 + 400, 4.750%	3/26/2024	926	857
				1,587,968

Electric Utilities (4.8%)
Moxie Patriot LLC, Term Loan, Tranche B1[3,4,5]	LIBOR4 + 575, 7.200%	12/19/2020	4,874,613	4,114,173
Refinitiv US Holdings, Inc., Term Loan[3,4,5]	LIBOR12 + 325, 4.239%	10/1/2025	997,475	962,977
				5,077,150

Energy Equipment & Services (2.1%)
McDermott Technology Americas, Inc.
Term Loan[3,4,5]	LIBOR4 + 900, 10.647%	10/21/2020	429,372	394,164
Term Loan[3,4,5]	LIBOR4 + 900, 10.647%	10/21/2020	609,184	559,231
Term Loan[3,4,5]	LIBOR4 + 900, 10.806%	10/21/2020	363,315	333,523
NES Global Talent Finance US LLC, Term Loan, Tranche B2,3,4,5	LIBOR4 + 550, 7.277%	5/11/2023	1,202,753	986,258
				2,273,176
1        CARLYLE TACTICAL PRIVATE CREDIT FUND

CONSOLIDATED STATEMENT OF INVESTMENTS  March 31, 2020 Unaudited  Continued
Investments	Interest Rate	Maturity Date	Par/ Principal Amount	Fair Value

Health Care Providers & Services (2.7%)
American Physician Partners LLC
Term Loan, Tranche A2,3,4,5	LIBOR4 + 650, 7.950%	12/21/2021	$2,322,032	$2,246,454
Revolver[2,5,6]	0.500%	12/21/2021	41,251	39,908
Revolver[2,5]	LIBOR4 + 650, 7.950%	12/21/2021	90,002	87,072
Revolver[2,5]	LIBOR4 + 650, 7.950%	12/21/2021	56,251	54,420
Delayed Draw Term Loan[2]	LIBOR4 + 650, 7.950%	12/21/2021	438,246	423,982
				2,851,836

Hotels, Restaurants & Leisure (1.8%)
The Stars Group Holdings B.V., Term Loan[3,4,5,7]	LIBOR4 + 350, 4.950%	7/10/2025	2,000,000	1,927,500

Internet Software & Services (1.2%)
Internap Corporation
Term Loan[3,4,5,8,9]	LIBOR12 + 700, 8.000%	4/6/2022	2,170,895	732,677
Term Loan[3,4,5]	LIBOR2 + 1,000, 10.750%	9/13/2020	34,672	33,979
Term Loan[3,4,5]	LIBOR12 + 1,000, 10.620%	9/16/2020	529,302	518,716
				1,285,372

IT Services (1.8%)
Evergreen Services Group
Term Loan[2,3,4,5]	LIBOR12 + 600, 7.613%	6/6/2023	1,391,498	1,349,793
Delayed Draw Term Loan[2,3,4,5]	LIBOR12 + 600, 6.990%	6/6/2023	161,873	157,022
GI Revelation Acquisition LLC, Term Loan[3,4,5]	LIBOR12 + 500, 5.989%	4/16/2025	233,183	184,214
Moneygram International, Inc., Term Loan, Tranche B3,4,5	LIBOR12 + 600, 6.990%	6/30/2023	248,125	182,992
				1,874,021

Media (6.1%)
Northland Cable Television, Inc.
Term Loan[2,3,4,5]	LIBOR12 + 575, 6.750%	10/1/2025	3,283,920	3,021,803
Revolver[2,3,4,5,6]	0.500%	10/1/2024	189,689	174,548
Revolver[2,3,4,5]	LIBOR12 + 575, 6.750%	10/1/2024	65,661	60,420
Radio One, Inc., Term Loan, Tranche B3,4,5	LIBOR12 + 400, 5.000%	4/18/2023	231,911	170,841
Urban One Entertainment SPV LLC, Term Loan[2,9]	11.000%	12/31/2022	3,261,370	3,106,455
				6,534,067

Professional Services (12.5%)
Alorica, Inc., Term Loan, Tranche A1[3,4,5]	PRIME4 + 475, 8.000%	6/30/2021	2,738,914	2,239,747
Avenu Holdings LLC, Term Loan[2,3,4,5]	LIBOR4 + 525, 6.700%	9/28/2023	3,856,710	3,273,019
DTI Holdco, Inc., Term Loan, Tranche B3,4,5	LIBOR4 + 475, 6.527%	9/30/2023	4,898,371	3,526,827
IQOR US, Inc., Term Loan, Tranche A1[2,3,4,5]	LIBOR4 + 550, 7.309%	4/1/2021	3,500,000	2,680,251
2        CARLYLE TACTICAL PRIVATE CREDIT FUND

Investments	Interest Rate	Maturity Date	Par/ Principal Amount	Fair Value

Professional Services (Continued)
Riveron Acquisition Holdings, Inc., Term Loan[2,3,4,5]	LIBOR4 + 600, 7.450%	5/22/2025	$1,559,688	$1,523,573
				13,243,417

Real Estate Management & Development (5.3%)
The Leaders Romans Bidco Ltd.
Term Loan, Tranche B2,3,4,5,9	GBP LIBOR4 + 1,025, 10.806%	6/30/2024	GBP4,182,100	4,740,060
Delayed Draw Term Loan, Tranche C2,3,4,5,9	GBP LIBOR12 + 1,025, 7.004%	6/30/2024	GBP516,870	585,828
Delayed Draw Term Loan, Tranche C2,3,4,5,9	GBP LIBOR4 + 1,025, 7.306%	6/30/2024	GBP145,058	164,412
Delayed Draw Term Loan, Tranche C2,3,4,5,9	GBP LIBOR4 + 1,025, 10.806%	6/30/2024	GBP81,040	91,853
Delayed Draw Term Loan, Tranche C2,3,4,5,9	GBP LIBOR6 + 1,025, 10.669%	6/30/2024	GBP74,033	83,911
				5,666,064

Semiconductors & Semiconductor Equipment (1.4%)
Natel Engineering Company, Inc.
Term Loan, Tranche B2,3,4,5	LIBOR2 + 500, 6.072%	4/30/2026	$ 1,975,000	1,510,875
Term Loan, Tranche B2,3,4,5	LIBOR12 + 500, 6.000%	4/30/2026	10,000	7,650
				1,518,525

Software (8.7%)
Apptio, Inc.
Term Loan[2,3,4,5]	LIBOR12 + 725, 8.250%	1/10/2025	2,665,555	2,464,697
Revolver[2,3,4,6]	0.500%	1/10/2025	177,515	164,139
Chemical Computing Group
Term Loan, Tranche A2,3,4,5	LIBOR12 + 500, 6.239%	8/30/2023	2,195,593	2,128,554
Revolver[2,3,4,6]	0.500%	8/30/2023	135,379	131,245
iCIMS, Inc.
Term Loan, Tranche B2,3,4,5	LIBOR12 + 650, 7.500%	9/12/2024	75,928	73,120
Term Loan[2,3,4,5]	LIBOR12 + 650, 7.500%	9/12/2024	3,003,755	2,892,643
Revolver[2,3,4,6]	0.500%	9/12/2024	187,735	180,790
Mailgun Technologies, Inc.
Term Loan[2,3,4,5]	LIBOR4 + 600, 7.080%	3/26/2025	1,141,058	1,046,408
Term Loan[2,3,4,5]	LIBOR4 + 600, 7.450%	10/2/2025	46,764	42,885
Revolver[2,3,4,6]	0.500%	3/26/2025	134,191	123,060
				9,247,541

Specialty Retail (1.5%)
Barnes & Noble, Inc., Term Loan[2,3,4,5]	LIBOR4 + 733, 9.178%	8/7/2024	1,735,500	1,558,088
3        CARLYLE TACTICAL PRIVATE CREDIT FUND

CONSOLIDATED STATEMENT OF INVESTMENTS  March 31, 2020 Unaudited  Continued
Investments	Interest Rate	Maturity Date	Par/ Principal Amount	Fair Value

Wireless Telecommunication Services (4.3%)
Sapphire Telecom, Inc.
Term Loan[2,3,4,5]	LIBOR4 + 525, 6.965%	11/20/2025	$4,275,712	$3,907,847
Revolver[2,6]	0.500%	11/20/2023	339,595	310,378
Revolver[2]	LIBOR4 + 525, 6.302%	11/20/2023	339,595	310,377
				4,528,602
Total First Lien Debt (Cost $70,281,709)				61,953,435

Second Lien Debt (53.4%)
Aerospace & Defense (4.4%)
Jazz Acquisition, Inc., Term Loan[2,3,4,5]	LIBOR12 + 800, 8.990%	6/18/2027	3,100,000	2,636,318
WP CPP Holdings LLC, Term Loan[3,4,5]	LIBOR4 + 775, 9.530%	4/30/2026	3,000,000	2,060,010
				4,696,328

Air Freight & Logistics (4.3%)
Gruden Acquisition, Inc., Term Loan[3,4,5]	LIBOR4 + 850, 9.950%	8/18/2023	5,000,000	4,562,500

Capital Market (1.7%)
Aretec Group, Inc., Term Loan[2,3,4,5]	LIBOR12 + 825, 9.239%	10/1/2026	2,500,000	1,825,000

Chemicals (1.1%)
Vantage Specialty Chemicals, Inc., Term Loan[3,4,5]	LIBOR4 + 825, 9.863%	10/27/2025	1,662,357	1,123,130

Containers & Packaging (7.7%)
Tank Holding Corporation, Term Loan[2,3,4,5]	LIBOR12 + 825, 9.175%	3/26/2027	8,825,806	8,173,636

Energy Equipment & Services (0.9%)
Comet Acquisition, Inc., Term Loan[2,3,4,5]	LIBOR4 + 750, 9.113%	10/26/2026	1,000,000	931,654

Food Products (2.9%)
Ultimate Baked Goods Midco LLC, Term Loan[2,3,4,5]	LIBOR12 + 800, 9.000%	8/9/2026	3,333,333	3,130,833

Hotels, Restaurants & Leisure (6.2%)
Aimbridge Acquisition Co., Inc., Term Loan[2,3,4,5]	LIBOR12 + 750, 9.081%	2/1/2027	1,712,000	1,463,363
Queensgate Gem UK Midco Ltd., Term Loan, Mezzanine[2,3,4,5]	GBP LIBOR4 + 975, 10.940%	3/15/2022	GBP4,361,397	5,132,884
				6,596,247

IT Services (4.2%)
Moneygram International, Inc., Term Loan[2,3,4,9]	13.000%	6/26/2024	5,196,281	4,468,802
4        CARLYLE TACTICAL PRIVATE CREDIT FUND

Investments	Interest Rate	Maturity Date	Par/ Principal Amount	Fair Value

Oil & Gas (3.5%)
Drilling Info Holdings, Inc., Incremental Term Loan[2,5]	LIBOR12 + 825, 9.240%	7/30/2026	$4,200,000	$3,738,000

Real Estate Management & Development (9.0%)
ARCO BPS Holdings Ltd., Term Loan, Mezzanine[2,3,4,5,9]	EURIBOR4 + 1,150, 11.500%	2/26/2024	EUR4,782,364	4,931,626
Ery North Tower OB Deck Member LLC, Term Loan[2,5]	LIBOR4 + 1,050, 11.500%	12/20/2022	5,000,000	4,600,000
				9,531,626

Road & Rail (2.1%)
Fastlane Parent Company, Inc., Term Loan[2,3,4,5]	LIBOR12 + 875, 9.739%	12/21/2026	2,500,000	2,212,500

Software (4.2%)
Brave Parent Holdings, Inc., Term Loan[2,5]	LIBOR4 + 750, 9.277%	4/17/2026	3,812,317	3,332,441
Quickbase, Inc., Term Loan[2,5]	LIBOR4 + 800, 8.863%	4/2/2027	1,200,000	1,149,256
				4,481,697

Specialty Retail (1.2%)
Le Tote, Inc., Term Loan[2,5]	LIBOR4 + 675, 8.331%	11/8/2024	1,429,000	1,291,470
Total Second Lien Debt (Cost $63,637,409)				56,763,423

Unsecured (10.5%)
Hotels, Restaurants & Leisure (1.9%)
Queensgate Gem UK Midco Ltd., Term Loan[2,3,4,9]	13.750%	3/15/2022	GBP1,710,000	2,007,172

Media (8.6%)
Urban One, Inc., Term Loan[2]	12.875%	12/31/2022	9,619,658	9,210,822
Total Unsecured (Cost $11,750,755)				11,217,994
Total Corporate Loans (Cost $145,669,873)				129,934,852

Collateralized Loan Obligations (19.3%)[1]
AMMC CLO Ltd., Series 2014-14A, Class B2L1[2,3,4,5,10]	LIBOR4 + 735, 9.144%	7/25/2029	1,500,000	1,133,304
Apex Credit CLO Ltd., Series 2019-1A, Class D2,3,4,5,10	LIBOR4 + 710, 8.919%	4/18/2032	4,500,000	3,139,726
Barings CLO Ltd., Series 2017-1A, Class F2,5,10	LIBOR4 + 745, 9.269%	7/18/2029	2,500,000	1,491,650
Benefit Street Partners CLO Ltd., Series 2015-VIA, Class DR2,3,4,5,10	LIBOR4 + 652, 8.339%	10/18/2029	2,250,000	1,612,998
CIFC Funding Ltd., Series 2014-2RA, Class B2[2,3,4,5,10]	LIBOR4 + 569, 7.49%	4/24/2030	3,500,000	2,236,234
Dryden Senior Loan Fund, Series 2015-41A, Class ER2,3,4,5,10	LIBOR4 + 530, 7.131%	4/15/2031	1,265,000	840,288
KKR CLO Ltd., Series 10, Class ER2,3,4,5,10	LIBOR4 + 650, 7.24%	9/15/2029	3,000,000	2,153,781
5        CARLYLE TACTICAL PRIVATE CREDIT FUND

CONSOLIDATED STATEMENT OF INVESTMENTS  March 31, 2020 Unaudited  Continued
Investments	Interest Rate	Maturity Date	Par/ Principal Amount	Fair Value

Collateralized Loan Obligations (Continued)
Long Point Park CLO Ltd., Series 2017-1A, Class D2[2,3,4,5,10]	LIBOR4 + 560, 7.436%	1/17/2030	$3,000,000	$2,074,155
Octagon Investment Partners Ltd., Series 2019-4A, Class E2,3,4,5,10	LIBOR4 + 680, 8.513%	5/12/2031	1,000,000	722,878
OZLM Ltd., Series 2014-8A, Class DRR[2,3,4,5,10]	LIBOR4 + 608, 7.916%	10/17/2029	2,500,000	1,734,878
Symphony CLO Ltd., Series 2015-16A, Class ER2,3,4,5,10	LIBOR4 + 610, 7.931%	10/15/2031	2,000,000	1,408,976
Voya CLO Ltd., Series 2013-1A, Class DR2,3,4,5,10	LIBOR4 + 648, 8.312%	10/15/2030	2,000,000	1,360,320
West CLO Ltd., Series 2014-2A, Class E2,3,4,5,10	LIBOR4 + 604, 7.882%	1/16/2027	1,000,000	643,440
Total Collateralized Loan Obligations (Cost $29,430,766)				20,552,628

Investments	Units/Shares	Fair Value

Common Stock (0.3%)[1]
Health Care Equipment & Supplies (0.1%)
ANLG Holdings LLC [2,11,12]	64,683	57,838

Professional Services (0.0%)
Avenu Holdings LLC [2,11,12]	21,552	6,620

Containers & Packaging (0.2%)
Tank Holding Corporation [2,11,12]	200,000	221,091

Software (0.0%)
Mailgun Technologies, Inc. [2,11,12]	21,186	27,346
Total Common Stock (Cost $307,421)		312,895

Investments	Interest Rate	Maturity Date	Par/ Principal Amount	Fair Value

Corporate Bonds (1.6%)[1]
Secured (1.5%)
Food Products (1.5%)
Unifrutti Financing plc[2,3,4,9,10]	8.500%	9/15/2026	EUR1,608,000	1,582,816
Total Secured (Cost $1,687,426)				1,582,816

Unsecured (0.1%)
Wireless Telecommunication Services (0.1%)
Digicel Group Ltd.[3,4,10]	6.000%	4/15/2021	$ 250,000	136,865
Total Unsecured (Cost $210,051)				136,865
Total Corporate Bonds (Cost $1,897,477)				1,719,681

6        CARLYLE TACTICAL PRIVATE CREDIT FUND

	Interest Rate	Maturity Date	Units/Shares	Fair Value

Preferred Stock (0.4%)[1]
Oil & Gas (0.4%)
Drilling Info Holdings, Inc.[2,9] (Cost $485,000)	11.750%	2/11/2028	$500,000	$440,000

	Units/Shares	Fair Value

Warrant (0.2%)[1]
IT Services (0.2%)
Moneygram International, Inc.[3,4,11] (Cost $283,359)	110,687	143,893
Total Investments, at Value (Cost $178,073,896)	144.0%	153,103,949
Net Other Assets (Liabilities)	(44.0)%	(46,800,642)
Net Assets	100.0%	$106,303,307

Footnotes to Consolidated Statement of Investments
1. All of the Fund's Senior Loans and Collateralized Loan Obligations, Common Stocks, Corporate Bonds issued as 144A, Private Asset Backed Debt, Real Estate Debt and Warrants, if applicable, which as of March 31, 2020 represented 144.0% of the company's net assets or 92.3% of the company's total assets, are subject to legal restrictions on sales.
2. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Consolidated Notes.
3. All or a portion of the security position has been segregated for collateral to cover borrowings.
4. All or a portion of this security is owned by the Subsidiary. See Note 2 of the accompanying Consolidated Notes.
5. Represents the interest rate for a variable or increasing rate security, determined as [Reference Rate + Basis-point spread]. Stated interest rate represents the "all-in" rate as of March 31, 2020.
6. Security is an unfunded loan commitment. See Note 6 of the accompanying Consolidated Notes.
7. All or a portion of the security position will settle, after period end, in the ordinary course on a settlement date beyond the period expected by loan market participants and is subject to delayed compensation. The rate shown is the contractual interest rate. See Note 3 of the accompanying Consolidated Notes.
8. Loan was on non-accrual status as of March 31, 2020.
9. Interest or dividend is paid-in-kind, when applicable.
10. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities amount to $22,272,309 or 20.90% of the Fund's net assets at period end.
11. Non-income producing security.
12. Security acquired in transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), and may be deemed to be “restricted securities” under the Securities Act, unless otherwise noted. As of March 31, 2020, the aggregate fair value of these securities is $312,895, or 0.29% of the Fund’s net assets.

Currency abbreviations indicate amounts reporting in currencies
EUR	Euro
GBP	British Pound

Definitions
EURIBOR4	Euro London Interbank Offered Rate-Quarterly
7        CARLYLE TACTICAL PRIVATE CREDIT FUND

CONSOLIDATED STATEMENT OF INVESTMENTS  March 31, 2020 Unaudited  Continued
Definitions (Continued)
GBP LIBOR4	British Pound Sterling London Interbank Offered Rate-Quarterly
LIBOR2	London Interbank Offered Rate-Semiannually
LIBOR4	London Interbank Offered Rate-Quarterly
LIBOR6	London Interbank Offered Rate-Bimonthly
LIBOR12	London Interbank Offered Rate-Monthly
PRIME4	United States Prime Rate-Quarterly
SPV	Special Purpose Vehicle
8        CARLYLE TACTICAL PRIVATE CREDIT FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS  March 31, 2020 Unaudited

1. Organization
Carlyle Tactical Private Credit Fund (the “Fund”) (prior to November 4, 2019, the Fund was named OFI Carlyle Private Credit Fund) was organized as a statutory trust in the State of Delaware on December 13, 2017. The Fund is a non-diversified, closed-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that has elected to operate as an interval fund. The Fund engages in a continuous offering of shares and will offer to make quarterly repurchases of shares at net asset value.
Prior to October 24, 2019, the Fund’s investment adviser was OC Private Capital, LLC (“OC Private Capital”), a joint venture between an affiliate of Invesco Ltd. ("Invesco") and Carlyle Investment Management L.L.C. (“Carlyle”), and had entered into an investment advisory agreement with the Fund. OC Private Capital had, in turn, entered into a sub-advisory agreement with Carlyle Global Credit Investment Management L.L.C. (“CGCIM”)(a wholly owned subsidiary of Carlyle), whereby OC Private Capital oversaw the allocation of the Fund’s assets to its underlying credit strategies, and CGCIM sourced and made investment decisions within each strategy.
Effective October 24, 2019, CGCIM became the Fund’s investment adviser. As the investment adviser (the "Adviser"), CGCIM oversees the allocation of the Fund’s assets to its underlying credit strategies, and sources and makes investment decisions within each strategy. Invesco Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of Invesco, acted as the Fund’s principal underwriter in connection with the offering and sale of the Fund's shares.
Effective January 1, 2020, Foreside Fund Services, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, will serve as the Fund’s principal underwriter and act as the distributor of the Fund’s shares in place of Invesco Distributors, Inc.
The Fund offers Class A, Class I, Class L, Class M, Class N, and Class Y shares. The Fund's Shares are offered on a monthly basis. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications directly attributable to that class. Class A, L, M and Y have separate distribution and/or service plans under which they pay fees. Class I and Class N do not pay such fees.
The Fund seeks to produce current income by opportunistically allocating its assets across a wide range of credit strategies.
The Fund’s shares are offered for sale monthly through its Distributor at the then-current net asset value ("NAV") plus any applicable sales load. The price of the shares during the Fund’s continuous offering will fluctuate over time with the NAV of the shares. The sales load payable by each investor depends upon the amount invested by the investor in the Fund, but may range from 0.00% to 3.50%.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services- Investment Companies.
The following is a summary of significant accounting policies followed in the Fund's preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).
9        CARLYLE TACTICAL PRIVATE CREDIT FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS  March 31, 2020 Unaudited
Continued

2. Significant Accounting Policies
Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.
Basis for Consolidation. The Fund has established a limited liability company, OCPC Credit Facility SPV LLC, which is wholly owned and controlled by the Fund (the "Subsidiary"). The Fund and Subsidiary are both managed by the Adviser. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary. The Subsidiary is a disregarded entity for tax purposes.
The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.
During the year and at year end, the Fund owned 100% of the Subsidiary.

3. Securities Valuation
As an interval fund, the Fund is required to calculate a NAV on at least a weekly basis and at each month-end date (each NAV calculation date herein referred to as the "Valuation Date"). The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each Valuation Date, except in the case of a scheduled early closing of the New York Stock Exchange (the "Exchange"), in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.
The Fund’s Board of Trustees (the "Board") has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Adviser. The Adviser has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary. The Adviser and the Board are responsible for the accuracy, reliability and completeness of any market or fair market valuation determinations made with respect to the Fund’s assets.
Valuation Methods and Inputs
The Adviser values securities traded in active markets on the valuation date by multiplying the closing price of such traded securities by the quantity of shares or amount of the instrument held.
The Adviser values liquid securities that are not traded in an active market using a mid-price determined by an approved independent pricing vendor. Standard inputs considered by independent pricing vendors for structured finance obligations include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors. Standard inputs generally considered by independent pricing vendors for loans include information obtained from market participants regarding broker-dealer price quotations.
The Fund expects that it will hold a high proportion of illiquid investments relative to its total investments, which is directly related to the Fund’s investment philosophy and target portfolio. The Board has engaged independent valuation firms to assist in fair valuing the Fund’s illiquid investments on at least a monthly basis. Any retained independent valuation
10        CARLYLE TACTICAL PRIVATE CREDIT FUND

3. Securities Valuation (Continued)
firm will have expertise in complex valuations associated with alternative investments and utilize a variety of techniques to calculate a security’s valuation. The valuation approach may vary by security but may include comparable public market valuations, comparable transaction valuations and discounted cash flow analyses. All factors that might materially impact the value of an investment (e.g., operating results, financial condition, achievement of milestones, economic and/or market events and recent sales prices) may be considered.
Securities for which valuations are not readily available from an approved independent pricing vendor or valuation firm, or where valuations are determined to be inaccurate as a result of a significant event that has occurred, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) by a Valuation Committee determination using all available information at its disposal. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Adviser, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can realize the fair value assigned to a security if it were to sell the security. If the Adviser reasonably believes a valuation from an independent valuation firm or pricing vendor is inaccurate or unreliable, the Adviser's Valuation Committee will consider an "override" of the particular valuation. The Valuation Committee will consider all available information at its disposal prior to making a valuation determination. The Valuation Committee is made up of individuals affiliated with Invesco.
To assess the continuing appropriateness of security valuations, the Adviser regularly compares prices from the prior valuation date and sale prices to the current day prices and validates those prices exceeding certain tolerance levels with the independent valuation vendor or firm. For those securities valued by a fair valuation, the Valuation Committee reviews and affirms the reasonableness of the valuations on a regular basis after considering all relevant information that is reasonably available.
Classifications
ASC 820 defines fair value as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” Fair value is a market-based measurement, not an entity-specific measurement. For some assets and liabilities, observable market transactions or market information might be available. For other assets and liabilities, observable market transactions and market information might not be available. However, the objective of a fair value measurement in both cases is the same—to estimate the price at which an orderly transaction to sell the asset or transfer the liability would take place between market participants at the measurement date under current market conditions (that is, an exit price at the measurement date from the perspective of a market participant that holds the asset or owes the liability).
ASC 820 establishes a hierarchal disclosure framework which ranks the observability of inputs used in measuring financial instruments at fair value. The observability of inputs is impacted by a number of factors, including the type of financial instrument, the characteristic
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Continued

3. Securities Valuation (Continued)
specific to the financial instrument and the state of the marketplace, including the existence and transparency of transactions between market participants. Financial instruments with readily available quoted prices, or for which fair value can be measured from quoted prices in active markets, will generally have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value.
The three-level hierarchy for fair value measurement is defined as follows:
1) Level 1-inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. The types of financial instruments included in Level 1 generally include unrestricted securities, including equities and derivatives, listed in active markets. The Adviser does not adjust the quoted price for these investments, even in situations where we hold a large position and a sale could reasonably impact the quoted price.
2) Level 2-inputs to the valuation methodology are either directly or indirectly observable as of the reporting date and are those other than quoted prices in active markets. The type of financial instruments in this category generally includes less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities, securities with recent observable market transactions, and certain over-the-counter derivatives where the fair value is based on observable inputs.
3) Level 3-inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments that are included in this category generally include investments in privately held entities, non-investment grade residual interests in securitizations, collateralized loan obligations, and certain over-the-counter derivatives where the fair value is based on unobservable inputs.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the overall fair value measurement. The Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may fluctuate from period to period. Additionally, the fair value of the investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Fund was required to liquidate a portfolio investment in a forced or liquidation sale, it could realize significantly less than the value at which the Fund has recorded it.
The table below categorizes amounts that are included in the Fund's Consolidated
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3. Securities Valuation (Continued)
Statement of Investments at period end based on valuation input level:
	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table Investments, at Value:
Corporate Bonds	$—	$136,865	$1,582,816	$1,719,681
Corporate Loans	—	24,995,951	104,938,901	129,934,852
Collateralized Loan Obligations	—	—	20,552,628	20,552,628
Common Stock	—	—	312,895	312,895
Warrant	—	143,893	—	143,893
Preferred Stock	—	—	440,000	440,000
Total Assets	$—	$25,276,709	$127,827,240	$153,103,949
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Continued

3. Securities Valuation (Continued)
The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:
	Value as of December 31, 2019	Realized gain (loss)	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/ discount
Assets Table Investments, at Value:
Corporate Loans	$114,668,452	$128,997	$(9,523,681)	$107,094
Corporate Bonds	1,691,524	—	(119,883)	2,334
Collateralized Loan Obligations	18,111,816	(1,370)	(7,865,678)	16,235
Common Stock	389,028	—	(76,133)	—
Preferred Stock	—	—	(45,000)	—
Total Assets	$134,860,820	$127,627	$(17,630,375)	$125,663

	Purchases	Sales/ Paydowns	Transfers into Level 3(a)	Transfers out of Level 3	Value as of March 31, 2020
Assets Table Investments, at Value:
Corporate Loans	$16,883,494	$(17,412,339)	$4,386,200	$(4,299,316)	$104,938,901
Corporate Bonds	8,841	—	—	—	1,582,816
Collateralized Loan Obligations	12,166,625	(1,875,000)	—	—	20,552,628
Common Stock	—	—	—	—	312,895
Preferred Stock	485,000	0	0	0	440,000
Total Assets	$29,543,960	$(19,287,339)	$4,386,200	$(4,299,316)	$127,827,240

(a)	Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity and/or transparency for these securities.
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3. Securities Valuation (Continued)
The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 at period end:
	Value as of March 31, 2020	Valuation Technique	Unobservable Input	Range of Unobservable Inputs
Assets Table Investments, at Value:
Corporate Loans	$100,609,118	Discounted Cashflow	Discount Rate	7.34% - 23.15%
Corporate Loans	$4,329,783	Third Party Pricing Service	Broker Quote	73.00 - 82.00
Corporate Loans Total	$104,938,901
Corporate Bond	$1,582,816	Discounted Cashflow	Discount Rate	11.21% - 11.21%
Common Stock	$312,895	Market Approach	Enterprise Value Multiple	7.3x - 15.8x
Preferred Stock	$440,000	Discounted Cashflow	Discount Rate	16.10% - 16.10%
Collateralized Loan Obligations	$20,552,628	Third Party Pricing Service	Discount Margin	N/A
Total	$127,827,240
The significant unobservable inputs used in the fair value measurement of the Fund’s investments in collateralized loan obligations are unadjusted prices provided by a third-party pricing service. The Adviser periodically reviews pricing vendor methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. A significant increase in the discount margin would result in a significantly lower fair value measurement.
The significant unobservable inputs used in the fair value measurement of the Fund’s investments in common stock are enterprise value multiples. A significant decrease in the enterprise value multiple would result in a significantly lower fair value measurement.
The significant unobservable inputs used in the fair value measurement of the Fund's investments in corporate bonds are discount rates. A significant increase in the discount rate would result in a significantly lower fair value measurement.
The significant unobservable inputs used in the fair value measurement of the Fund’s investments in certain corporate loans are discount rates. A significant increase in the discount rate would result in a significantly lower fair value measurement.
The significant unobservable inputs used in the fair value measurement of the Fund's investments in certain corporate loans are unadjusted prices provided by a third-party pricing service. The Adviser periodically reviews pricing vendor methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such investments' fair value measurements could change significantly based on changes in broker quotes used by the pricing service.
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Continued

4. Investments and Material Risks
Loans. The Fund invests in loans, either through primary issuances or in secondary transactions, including potentially on a synthetic basis. The value of the Fund’s loans may be detrimentally affected to the extent a borrower defaults on its obligations. There can be no assurance that the value assigned by the Advisers can be realized upon liquidation, nor can there be any assurance that any related collateral will retain its value. Furthermore, circumstances could arise (such as in the bankruptcy of a borrower) that could cause the Fund’s security interest in the loan’s collateral to be invalidated. Also, much of the collateral will be subject to restrictions on transfer intended to satisfy securities regulations, which will limit the number of potential purchasers if the Fund intends to liquidate such collateral. The amount realizable with respect to a loan may be detrimentally affected if a guarantor, if any, fails to meet its obligations under a guarantee. Finally, there may be a monetary, as well as a time cost involved in collecting on defaulted loans and, if applicable, taking possession of various types of collateral.
Collateralized Loan Obligations (CLOs). The Fund invests in CLOs, which are commonly issued in multiple tranches often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. CLOs present risks similar to those of other types of debt obligations and such risks may be of greater significance in the case of CLOs depending upon the Fund’s ranking in the capital structure. In certain cases, losses may equal the total amount of the Fund’s principal investment. CLO securities carry additional risks, including: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) investments in CLO equity and junior debt tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (4) the complex structure of a particular security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results, especially during times of market stress or volatility.
Securities on a When-Issued or Forward Commitment Basis. The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment" basis to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. There is always a risk that the securities may not be delivered and that the Fund may incur a loss.
Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions. The settlements of secondary market purchases of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants are subject to
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4. Investments and Material Risks (Continued)
delayed compensation. Furthermore, the purchase of a senior loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and therefore, the risk of non-delivery of the security to the Fund is reduced or eliminated when compared with such risk when investing in when-issued or forward commitment securities.
Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.
Risks of Foreign Investing. The Fund may make investments in non-U.S. entities, including issuers in emerging markets. The Fund expects that its investment in non-U.S. issuers will be made primarily in U.S. dollar denominated securities, but it reserves the right to purchase securities that are foreign currency denominated. Some non-U.S. securities may be less liquid and more volatile than securities of comparable U.S. issuers.

5. Market Risk Factors
The Fund’s investments in securities may expose the Fund to various market risk factors:
COVID-19 Pandemic Risk. In late 2019 and early 2020, a novel coronavirus (SARS-CoV-2) and related respiratory disease (COVID-19) emerged in China and spread rapidly across the world, including to the U.S. This outbreak has led and for an unknown period of time will continue to lead to disruptions in local, regional, national and global markets and economies affected thereby.
Market Disruptions Risk. The U.S. capital markets have experienced extreme volatility and disruption following the spread of COVID-19 in the United States. Some economists and major investment banks have expressed concern that the continued spread of the virus globally could lead to a world-wide economic downturn. Disruptions in the capital markets have increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. These and future market disruptions and/or illiquidity would be expected to have an adverse effect on the Fund’s business, financial condition, results of operations and cash flows.
Credit Risk. Credit risk relates to the ability of the borrower under an instrument to make interest and principal payments as they become due. The Fund’s investments in loans and other debt instruments are subject to risk of missing an interest and/or principal payment.
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Continued

5. Market Risk Factors (Continued)
Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects below-investment-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of below-investment-grade and unrated securities.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Prepayment Risk. Prepayment risk relates to the early repayment of principal on a loan or debt security. Loans are generally callable at any time, and certain loans may be callable at any time at no premium to par. Having the loan or other debt instrument called early may have the effect of reducing the Fund’s actual investment income below its expected investment income if the capital returned cannot be invested in transactions with equal or greater yields.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

6. Borrowings and Other Financing
Loan Commitments. Pursuant to the terms of certain credit agreements, the Fund has unfunded loan commitments of $1,205,817 at period end. The Fund generally will maintain with its custodian cash and/or liquid investments having an aggregate value at least equal to the par value of unfunded loan commitments. At period end, these commitments have a fair value of $1,124,497 and have been included as First Lien Debt in the Consolidated Statement of Investments.
Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
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6. Borrowings and Other Financing (Continued)
Investors should carefully consider the investment objective, risks, charges and expenses of the Fund before investing. This and other important information about the Fund is in the prospectus, which can be obtained by contacting your financial advisor or visiting www.CarlyleTacticalCredit.com. The prospectus should be read carefully before investing.
The Fund is distributed by Foreside Fund Services, LLC

7. Non-Accrual Income
Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest are paid current and, in management’s judgment, are likely to remain current. Management may not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection. As of March 31, 2020 and December 31, 2019, the fair value of the loans in the portfolio on non-accrual status was $732,677 and $0, respectively. The remaining first lien, second lien, and unsecured debt investments were performing and current on their interest payments as of March 31, 2020 and December 31, 2019.
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